UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2007

Structured Products Corp.

on behalf of

CAST Step-Up Trust III for General Electric Capital Corporation Notes

(Exact name of registrant as specified in its charter)

Delaware	001-31764	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CAST Step-Up Trust III for General Electric Capital Corporation Notes.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
General Electric Capital Corporation	001-06461

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

	1.	Trustee’s Report with respect to the July 16, 2007 Distribution Date for the CAST Step-Up Trust III for General Electric Capital Corporation Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ John W. Dickey
Name: John W. Dickey
Title: Authorized Signatory

July 16, 2007

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the July 16, 2007 Distribution Date for the CAST Step-Up Trust III for General Electric Capital Corporation Notes	5

Exhibit 1

To the Holders of:
CAST Step-Up Trust III for General Electric Capital Corporation Notes
Semiannual-Pay Step-Up Class A Certificates	*CUSIP: 14835U AA3
Class B Certificates	*CUSIP: 14835U AB1

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust III for General Electric Capital Corporation Notes (the “Trust”), hereby gives notice with respect to the Distribution Date of July 16, 2007 (the “Distribution Date”) as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$0.000000	$20.000000	$20.000000
B	$0.000000	$7.250000	$7.250000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	The Class A Certificates bear interest at the rate of 4.00% and the Class B Certificates bear interest at a rate of 1.45% during the period ending on the Distribution Date .

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.	$15,000,000 aggregate principal amount of General Electric Capital Corporation 5.45% Global Medium-Term Notes, Series A due January 15, 2013 (the “Term Assets”) are held for the above trust.

6.

At the close of business on the Distribution Date, 15,000 Class A Certificates representing $15,000,000 aggregate Certificate Principal Balance and $15,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody’s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.